Fees Summary	Sep. 30, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,445,000.00
Previously Paid Amount	354.98
Total Fee Amount	360.88
Total Offset Amount	$ 0.00
Narrative Disclosure	* This exhibit relates to an additional $40,000 of securities being registered. A filing fee of $354.98 was previously paid with respect to these securities on September 30, 2024 (Accession No. 0001140361-24-042277).
Net Fee	$ 5.90
Narrative - Max Aggregate Offering Price	$ 2,445,000.00
Final Prospectus	true